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                                                                   EXHIBIT 10.01


                                   DAVID MORTMAN
                                   70 DYER COURT
                                 NORWOOD, NJ 07648



                                        March 4, 1998



Global Intellicom
747 Third Avenue
New York, NY 10017

Gentlemen:

     This will confirm that, in regard to the 300,000 shares of Global Intellicom common stock to be granted to me, we have agreed that such shares will vest over a period of two years in eight equal installments of 37,500 shares each.

     I further confirm to you that I have no present intention of selling any of these shares that may have vested to date.


                                        Very truly yours,



                                        David A. Mortman


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                                  MR. WAYNE ROGERS
                               11828 LA GRANGE AVENUE
                               LOS ANGELES, CA 90052



                                        March 4, 1998


Global Intellicom, Inc.
747 Third Avenue
New York, New York 10017

Gentlemen:

     This will confirm that, in regard to the 100,000 shares of Global Intellicom common stock to be granted to me, we have agreed that such shares will vest over a period of two years in eight equal installments of 12,5000 shares each.

     I further confirm to you that I have no present intention of selling any of these shares that may have vested to date.


                                        Very truly yours,


                                        Wayne Rogers